                                                                    Exhibit 99.7
                          AZTECA HOLDINGS, S.A. DE C.V.

                              Offer to Exchange Our
              New 10 3/4% Senior Secured Amortizing Notes due 2008
                        Which Have Been Registered
                     Under The Securities Act of 1933, As Amended
                                       For
                             All of Our Outstanding
                10 3/4% Senior Secured Amortizing Notes due 2008

                           Pursuant to the Prospectus
                                 Dated __, 2003

 -------------------------------------------------------------------------------
 THE EXCHANGE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________, 2003, UNLESS EXTENDED BY AZTECA HOLDINGS IN ITS SOLE DISCRETION (AS EXTENDED FROM TIME TO TIME, THE "EXPIRATION DATE").
 -------------------------------------------------------------------------------

                                                                     _____, 2003
To Our Clients:

      The undersigned acknowledges receipt of the prospectus dated ______, 2003 (as the same may be amended or supplemented from time to time, the "Prospectus") and this Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), which together describe the Exchange Offer whereby Azteca Holdings, S.A. de C.V., a corporation (sociedad anonima de capital variable) established under the laws of the United Mexican States ("Azteca Holdings"), offers to exchange its new 10 3/4% Senior Secured Amortizing Notes due 2008 ("New 10 3/4% Notes"), which have been registered under the U.S. Securities Act of 1933, as amended ("Securities Act"), for a like aggregate principal amount of its outstanding 10 3/4% Senior Secured Amortizing Notes due 2008 ("Existing 10 3/4% notes"), which were issued previously in a private placement, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal.

      The materials relating to the Exchange Offer are being forwarded to you as the beneficial owner of Existing 10 3/4% Notes carried by us for your account or benefit but not registered in your name. A tender of any Existing 10 3/4% Notes may only be made by us pursuant to your instructions.

      Accordingly, we request instructions as to whether you wish us to tender any or all of the Existing 10 3/4% Notes held by us for your account. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us to tender your Existing 10 3/4% Notes.

      Your instructions to us should be forwarded as promptly as possible in order to permit us to tender your Existing 10 3/4% Notes on your behalf in accordance with the provisions of the Exchange Offer. The Exchange Offer will expire on the Expiration Date.

      Your attention is directed to the following:

            1. Azteca Holdings is offering to exchange its New 10 3/4% Notes for a like aggregate principal amount of its Existing 10 3/4% Notes, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (the "Exchange Offer").

            2. The Exchange Offer is for all of the outstanding Existing 10 3/4% Notes.

            3. If you desire to tender your Existing 10 3/4% Notes pursuant to the Exchange Offer, we must receive your instructions in ample time to permit us to effect a tender of Existing 10 3/4% Notes on your behalf prior to the Expiration Date.

            4. Although the Exchange Offer is subject to a number of customary conditions, as set forth in the Prospectus under the caption "The exchange offers--Conditions to the exchange offers," Azteca Holdings has not included a condition requiring that a minimum number of the Existing
      10 3/4% Notes be validly tendered and not properly withdrawn prior to the consummation of the Exchange Offer. Azteca Holdings may assert or waive these conditions on or prior to the Expiration Date in its sole discretion. In addition, the Letter of Transmittal contains representations that each holder will be required to make to Azteca Holdings before it will exchange such holders Existing 10 3/4% Notes for New 10 3/4% Notes.

            5. Any transfer taxes incident to the transfer of Existing 10 3/4% Notes from the tendering holders to Azteca Holdings will be paid by Azteca Holdings, except as provided in the Prospectus and the instructions to the Letter of Transmittal.

          6. The exchange of Existing 10 3/4% Notes for the New 10 3/4% Notes will not be a taxable exchange for U.S. federal and Mexican income tax purposes.

      If you wish to have us tender with respect to any or all of your Existing 10 3/4% Notes held by us for your account or benefit pursuant to the Exchange Offer, please so instruct us by completing, executing and returning to us the instruction form below. The accompanying Letter of Transmittal is furnished to you for informational purposes only and may not be used by you to tender Existing 10 3/4% Notes held by us and registered in our name for your account.

                             LETTER OF INSTRUCTIONS


      The undersigned acknowledge(s) receipt of this letter and the enclosed material referred to therein relating to the Exchange Offer by Azteca Holdings with respect to the Existing 10 3/4% Notes.


      This letter will instruct you to tender with respect to the principal amount at maturity of Existing 10 3/4% Notes indicated below held by you for the account or benefit of the undersigned, pursuant to the terms of and conditions set forth in the Prospectus and the Letter of Transmittal.

--------------------------------------------------------------------------------
              The Existing 10 3/4% Notes which are to be tendered:
--------------------------------------------------------------------------------
  Principal amount at maturity:                $               To be tendered
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Total Principal amount tendered: $

--------------------------------------------------------------------------------

                               (PLEASE SIGN HERE)

--------------------------------------------------------------------------------

                                  Signature(s)

--------------------------------------------------------------------------------

                             Name(s) (Please Print)

--------------------------------------------------------------------------------

                                     Address

--------------------------------------------------------------------------------

                                    Zip Code

--------------------------------------------------------------------------------

                         Area Code and Telephone Number

--------------------------------------------------------------------------------

                  Tax Identification or Social Security Number

--------------------------------------------------------------------------------

                           My Account Number with You

--------------------------------------------------------------------------------

                           Dated:_____________ , 2003

--------------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9


Guidelines for Determining the Proper Identification Number to Give the Payer.-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.


----------------------------------------------------------------------------------------------------------
                                                                     Give the
For this type of account:                                            SOCIAL SECURITY
                                                                     number of --

----------------------------------------------------------------------------------------------------------

1.  An individual's account                                          The individual

2.  Two or more individuals (joint account)                          The actual owner of the account or,
                                                                     if combined funds, any one of the
                                                                     individuals(1)

3.  Husband and wife (joint account)                                 The actual owner of the account or,
                                                                     if joint funds, either person(1)

4.  Custodian account of a minor (Uniform Gift to Minors Act)        The minor(2)

5.  Adult and minor (joint account)                                  The adult or, if the minor is the
                                                                     only contributor, the minor(1)

6.  Account in the name of guardian or committee for a               The ward, minor, or incompetent
    designated ward, minor, or incompetent person                    person(3)

7.  a The usual revocable savings trust account (grantor is also     The grantor-trustee(1)
    trustee)
    b So-called trust account that is not a legal or valid           The actual owner(1)
    trust under State law

8.  Sole proprietorship account                                      The owner(4)

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                   Give the EMPLOYER
For this type of account:                                          IDENTIFICATION
                                                                   number of --

----------------------------------------------------------------------------------------------------------

9.  A valid trust, estate, or pension trust                        The legal entity (Do not furnish the
                                                                   identifying number of the personal
                                                                   representative or trustee unless the
                                                                   legal entity itself is not designated
                                                                   in the account title.)(5)

10.  Corporate account                                             The corporation

11.  Religious, charitable, or educational organization            The organization
     account

12.  Partnership account held in the name of the business          The partnership

13.  Association, club, or other tax-exempt organization           The organization

14.  A broker or registered nominee                                The broker or nominee

15.  Account with the Department of  Agriculture in the name       The public entity
     of a public entity (such as a State or local government,
     school district, or  prison) that receives agricultural
     program payments

--------------------------------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

  . A corporation.
  . A financial institution.
  . An organization exempt from tax under section 501(a), or an individual retirement plan.
  . The United States or any agency or instrumentality thereof.
  . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  . A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  . An international organization or any agency, or instrumentality thereof.
  . A registered dealer in securities or commodities registered in the
    U.S. or a possession of the U.S.
  . A real estate investment trust.
  . A common trust fund operated by a bank under section 584(a)
  . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
  . An entity registered at all times under the Investment Company Act of
    1940.
  . A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  . Payments to nonresident aliens subject to withholding under section
    1441.
  . Payments to partnerships not engaged in a trade or business in the
    U.S.and which have at least one nonresident partner.
  . Payments of patronage dividends where the amount received is not paid in money.
  . Payments made by certain foreign organizations.
  . Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:
  . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  . Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  . Payments described in section 6049(b)(5) to non-resident aliens.
  . Payments on tax-free covenant bonds under section 1451.
  . Payments made by certain foreign organizations.
  . Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.
    Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.
Privacy Act Notice.-- Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1993, payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Failure to Report Certain Dividend and Interest Payments.--If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE